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                                                            EXHIBIT 10.4

                          MK Rail Securities Litigation

                  Memorandum Of Understanding Among Plaintiffs,
                   the Underwriter Defendants, MK Rail, And MK


          The Plaintiffs (as defined below), the Underwriter Defendants, MK Rail and MK (as defined below), as parties to this Memorandum of Understanding ("MOU"), have reached an agreement in principle as of June 5, 1995 providing for the settlement of the claims asserted against MK, MK Rail, and the Underwriter Defendants in the class actions pending in the United States District Court for the District of Idaho entitled: NEWMAN, ET AL. V. MK RAIL CORPORATION, ET AL., Case No 94-478; and SUSSER ET AL. V. MK RAIL CORPORATION, ET AL., Case No. 94-477, which actions have been consolidated and are herein collectively termed "the Litigation."

                                   DEFINITIONS

          A. "Class" means the proposed plaintiff settlement class in the Litigation, as more particularly defined for purposes of the settlement in PARA 8 below.

          B.  "MK" means defendant Morrison Knudsen Corporation.

          C.  "MK Rail" means defendant MK Rail Corporation.

          D. "Individual Defendants" means defendants William Agee, Stephen Hanks, James Cleary, Michael Farrell, and Gilbert Carmichael.

          E. "Underwriter Defendants" means defendants Morgan Stanley, Inc. and C.S. First Boston Corp., as well as the several U.S. and international underwriters identified in schedules I and II to the Underwriting Agreement dated April 26, 1994.

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          F.  "Parties" means the Plaintiffs, the Class, MK Rail, the Individual
Defendants, the Underwriter Defendants, and MK.

          G. "Court" means the United States District Court for the District of Idaho.

          H. "Lead Counsel" means the lead counsel for Plaintiffs appointed by order of the Court.

          I. "Fidelity" means The Fidelity and Casualty Company of New York, which has issued a Director's and Officer's Liability Insurance Policy, under which coverage has been requested by the Individual Defendants.

          J. "Great American" means Great American Insurance Company, which has issued a Director's and Officer's Liability Insurance Policy, under which coverage has been requested by the Individual Defendants.

          K. "Reliance" means Reliance Insurance Company, which has issued a Director's and Officer's Liability Insurance Policy, under which coverage has been requested by the Individual Defendants.

          L. "CNA" means Continental Casualty Company, which has issued a Director's and Officer's Liability Insurance Policy, under which coverage has been requested by the Individual Defendants.

          M.  "Insurers" means Great American, Reliance, Fidelity and CNA.


          N. "MK Actions" mean the consolidated class actions against MK and certain of the Individual Defendants pending before the United States District Court for the District of Idaho.

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          O.  "MK Rail Derivative Action" means the double derivative action brought against MK Rail as a nominal defendant and the Individual Defendants and/or others and pending before the court of Idaho and captioned WOHLGELERNTER
V. AGEE, ET AL., CV 0500656.

          P. "MK Derivative Actions" means the derivative actions brought against MK as a nominal defendant and the Individual Defendants and/or others and pending before the courts of Idaho and captioned: WOHLGELERNTER V. AGEE, ET AL.; DEKLOTZ, ET AL. V. MK, ET AL.; FLINN V. AGEE, ET AL.; and STEINER V. AGEE, ET AL.; as well as the derivative actions brought against MK as a nominal defendant and the Individual Defendants and/or others and pending before the courts of Delaware and captioned: ANTONICELLO V. AGEE, ET AL.; CAFFREY V. AGEE, ET AL.; CITRON V. AGEE, ET AL.; HAGER V. AGEE, ET AL.; HAMMERSLOUGH V. AGEE, ET AL.; ROSENN V. AGEE, ET AL.; STERN V. AGEE, ET AL.; TROY V. AGEE, ET AL.

          Q. "Plaintiffs" means the named Plaintiffs, individually and as representatives of the Class, in the Litigation.

          R. "Defendants" means MK, MK Rail, the Underwriter Defendants, and the Individual Defendants, collectively.

          S. "Final Court Approval" means that an order entered by a court of competent jurisdiction approving the relevant settlement on terms mutually satisfactory to the Parties and the Insurers has become final and nonappealable.

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                                TERMS OF THE MOU

          1. A settlement has been reached with respect to the claims asserted against MK Rail, the Underwriter Defendants, and MK in the Litigation in the amount of 413,793 shares of fully paid, non-assessable, and freely tradeable shares of MK Rail common stock and 869,231 fully paid, non-assessable and freely tradeable shares of MK common stock, subject to the terms and conditions of a Stipulation of Settlement and such other documentation as may be required to evidence the settlement and obtain prompt Court approval of the settlement (collectively, the "Stipulation") to be negotiated in good faith among Plaintiffs, MK Rail, the Underwriter Defendants, the Insurers and MK.
Settlement of the Litigation is expressly conditioned upon Final Court Approval of the settlement of the Litigation as a whole and the settlement of the MK Rail Derivative Action.

          2. Within twenty (20) business days after the signing of this MOU, the MOU between the Plaintiffs and the Individual Defendants in the Litigation, and the MOUs relating to the MK Action and the MK Derivative Actions, and the MK Rail Derivative Action, MK Rail will cause to be created and transferred to a joint account located in Boise, Idaho and controlled jointly by Lead Counsel and counsel for MK Rail, appropriately legended certificates evidencing 413,793 shares of MK Rail common stock, and MK will cause to be created and transferred to a separate joint account located in Boise, Idaho and controlled jointly by Lead Counsel and counsel for MK appropriately legended certificates evidencing 869,231 shares of MK common stock. The joint accounts will be structured so that withdrawals or

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transfers will require the concurrence of all counsel exercising joint control, subject to Court oversight. Upon Final Court Approval of the settlement of the Litigation and if no case has then been commenced by or against MK under Title 11 of the United States Code or any similar law (a "Bankruptcy Case"), MK will take all steps necessary to cause the shares to be evidenced by the certificates provided for above to be issued and outstanding, to be fully paid, non-assessable, and freely tradeable shares of MK common stock, thereupon immediately to have full rights to be voted and to receive dividends, and to be transferred to a Settlement Account controlled by Lead Counsel (subject to Court oversight). Upon Final Court Approval of the settlement and if no Bankruptcy Case has been filed by or against MK Rail, MK Rail will take all steps necessary to cause the shares to be evidenced by the certificates provided for above to be issued and outstanding, to be fully paid, non-assessable, and freely tradeable shares of MK Rail common stock, thereupon immediately to have full rights to be voted and to receive dividends, and to be transferred to a Settlement Account controlled by Lead Counsel (subject to Court oversight). If, prior to the time that MK Rail causes fully paid, non-assessable, and freely tradeable shares of MK Rail common stock to be issued and transferred to the Settlement Account, the shares of MK Rail common stock cease to be publicly traded because of a merger or acquisition of MK Rail, MK Rail agrees that it will pay into the Settlement Account, in place of the 413,793 shares of MK Rail common stock evidenced by the MK Rail certificates referred to above, 413,793 times the per-share consideration paid to the former public stockholders of

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                                                                           6

MK Rail in the merger or acquisition. If, prior to the time that MK causes the fully paid, non-assessable, and freely tradeable shares of MK common stock to be issued and transferred to the Settlement Account, the shares of MK common stock cease to be publicly traded because of a merger or acquisition of MK, MK agrees that it will pay into the Settlement Account, in place of the 869,231 shares of MK common stock evidenced by the certificates referred to above, 869,231 times the per-share consideration paid to the former public stockholders of MK in the merger or acquisition.

          3. The settlement will be no-recapture, I.E., it is not a claims-made settlement. None of MK Rail, the Underwriter Defendants, or MK will have any interest in, or ability to obtain, the shares in the Settlement Account following Final Court Approval, and none will have any involvement in, or liability for, the allocation of the settlement proceeds or reviewing or challenging claims of members of the Class. The settlement claims process will be administered by a Claims Administrator of Lead Counsel's selection and will be subject to Court oversight.

          4. Plaintiffs, MK, MK Rail, Fidelity and CNA will enter into a separate agreement entitling MK and/or MK Rail and/or Fidelity and/or CNA to void the settlement if the holders of a specified number of MK Rail shares opt out of the Class, which number will be agreed to by the Plaintiffs, MK, MK Rail, Fidelity and CNA, and memorialized in a separate writing which shall be kept confidential and disclosed only to the Parties, their counsel, and the Court.

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                                                                           7

          5. In the event that this settlement or the settlement between Plaintiffs and the Individual Defendants in the Litigation is terminated due to the occurrence or nonoccurrence of conditions set forth in the respective MOUs relating to the Litigation, or if the right provided for in PARA 4 is exercised, or the settlement does not receive Final Court Approval:

          (a) the certificates issued by MK Rail will be returned to MK Rail and cancelled and the certificates issued by MK will be returned to MK and cancelled; and

          (b) the Plaintiffs, the Class, the Underwriter Defendants, MK, and MK Rail shall return to their respective litigation positions as of June 5, 1995, with all of their respective claims and defenses preserved.

          6. In the event that the shares of MK Rail common stock herein provided for are not issued and transferred to the Settlement Account because of termination of this settlement or a failure of the conditions to issuance and transfer, the settlement is void, and Plaintiffs, MK, MK Rail, and the Underwriter Defendants shall return to their litigation positions as of June 5, 1995, with all of their respective claims and defenses preserved, but the settlement between Plaintiffs and the Individual Defendants shall not be affected.

          7. In the event that the shares of MK common stock herein provided for are not issued and transferred to the Settlement Account, because a Bankruptcy Case has been commenced by, or against, MK, the settlement herein provided for shall nonetheless be fully effective.

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                                                                           8

          8. For settlement purposes only, the Parties will stipulate to the certification of the Litigation as a class action on behalf of a plaintiff class consisting of all purchasers of MK Rail stock (excluding MK Rail, MK, the Underwriter Defendants, and the Individual Defendants) who suffered harm thereby during the period of April 26, 1994 through April 25, 1995, inclusive. If the settlement is not approved or is terminated, all rights existing prior to this MOU to urge or oppose certification of a plaintiff class shall be preserved.

          9. Upon Final Court Approval of the settlement, all claims alleged in the Litigation against MK Rail, MK, and the Underwriter Defendants shall be dismissed with prejudice and without costs to any Party. The releases given and obtained by the Parties and Insurers pursuant to the implementation of this MOU are given and obtained in consideration of the promises, covenants and benefits reflected herein and in consideration of the promises, covenants and benefits reflected in the MK Rail Derivative Action MOU. The Plaintiffs and Class shall provide appropriate releases to MK, MK Rail, the Insurers, the Underwriter Defendants, and their respective affiliates (including their current and former officers, directors, employees, attorneys, and agents) from any and all claims arising out of, or in any respect having their origin in, or relating to, any claims or facts giving rise to the claims that were or could have been asserted by the Class in the Litigation. Plaintiffs' counsel will cooperate in obtaining appropriate bar orders against claims asserted against MK Rail, MK, the Underwriter Defendants, the Insurers and/or their respective affiliates. The

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                                                                           9

entry of a bar order satisfactory to MK Rail, MK, the Underwriter Defendants and the Insurers and containing provisions for a proportionate fault finding as to any party subject to the bar order, and, alternatively, provisions for reduction of judgment and indemnification of the settling parties and their affiliates against claims and claims-over shall be a condition to the settlement. The Defendants shall exchange appropriate mutual releases.

          10. None of the Plaintiffs, their attorneys, the Insurers, the Individual Defendants, or their attorneys will issue a press release. They are, however, free to respond to any press inquiry. While retaining their right to deny liability, MK, the Underwriter Defendants, and MK Rail, in any statement made to any media representative (whether or not for attribution), will not deny that, based upon the publicly available information at the time, the Litigation was filed in good faith and with an adequate basis in fact to comply with Rule 11, Federal Rules of Civil Procedure, and is being settled voluntarily by the Defendants after consultation with competent legal counsel. MK, the Underwriter Defendants, and MK Rail may issue press releases announcing the settlement but may not contradict the foregoing language.

          11. If Final Court Approval of the settlement is not obtained or the settlement is terminated, this MOU shall be null, void, inadmissible in any proceeding before any court or tribunal, and of no further force or effect (except that the provisions of PARA 5 shall survive). In such event, neither this MOU nor the fact of its execution shall be deemed to prejudice in

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                                                                           10

any way the positions of the Parties with respect to the claims asserted in the Litigation, and the Parties shall be returned to their respective litigation positions as of June 5, 1995, with all of their respective claims and defenses preserved.

          12. This MOU shall be governed by the law of the State of Delaware. It may not be modified, except by a writing signed by all of the Parties and the Insurers hereto.

          13. This Memorandum may be executed in separate counterparts, each of which when so executed shall constitute an original, but all of which together shall constitute the same instrument.

          14. The effectiveness of this MOU is conditioned upon the execution and delivery to the Insurers by MK, MK Rail, and the Individual Defendants of agreements, in form and substance satisfactory to the Insurers, regarding releases and related matters.

Dated:    9/6/95



/s/ Steve W. Berman
______________________________          ______________________________
Steve W. Berman                         Jennifer Wilson Hewitt
Hagens & Berman P.S.                    Doepken, Keevican & Weiss
1301 Fifth Avenue-Suite 2929            USX Tower-37th Floor
Seattle, WA  98101                      600 Grant Street
                                        Pittsburgh, PA  15219

                                        Attorney for MK Rail Corporation


______________________________          ______________________________
John E. Grasberger                      Adrian Wager-Zito
Milberg, Weiss, Bershad, Hynes          Jones, Day, Reavis & Pogue
  & Lerach                              1450 G Street, N.W.
222 Kearny Street-10th Floor            Washington, DC  20005
San Francisco, CA  94108

                                        Attorney for Morrison Knudsen
                                          Corporation
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                                                                           11
Dated:    9/5/95




______________________________          ______________________________
Steve W. Berman                         Jennifer Wilson Hewitt
Hagens & Berman P.S.                    Doepken, Keevican & Weiss
1301 Fifth Avenue-Suite 2929            USX Tower-37th Floor
Seattle, WA  98101                      600 Grant Street
                                        Pittsburgh, PA  15219

                                        Attorney for MK Rail Corporation

/s/ John E. Grasberger
______________________________          ______________________________
John E. Grasberger                      Adrian Wager-Zito
Milberg, Weiss, Bershad, Hynes          Jones, Day, Reavis & Pogue
  & Lerach                              1450 G Street, N.W.
222 Kearny Street-10th Floor            Washington, DC  20005
San Francisco, CA  94108

                                        Attorney for Morrison Knudsen
                                          Corporation
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                                                                           12
Dated:    9/5/95



                                        /s/ Jennifer Wilson Hewitt
______________________________          ______________________________
Steve W. Berman                         Jennifer Wilson Hewitt
Hagens & Berman P.S.                    Doepken, Keevican & Weiss
1301 Fifth Avenue-Suite 2929            USX Tower-37th Floor
Seattle, WA  98101                      600 Grant Street
                                        Pittsburgh, PA  15219

                                        Attorney for MK Rail Corporation


______________________________          ______________________________
John E. Grasberger                      Adrian Wager-Zito
Milberg, Weiss, Bershad, Hynes          Jones, Day, Reavis & Pogue
  & Lerach                              1450 G Street, N.W.
222 Kearny Street-10th Floor            Washington, DC  20005
San Francisco, CA  94108

                                        Attorney for Morrison Knudsen
                                          Corporation
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                                                                           13
Dated:    Sept. 5, 1995




______________________________          ______________________________
Steve W. Berman                         Jennifer Wilson Hewitt
Hagens & Berman P.S.                    Doepken, Keevican & Weiss
1301 Fifth Avenue-Suite 2929            USX Tower-37th Floor
Seattle, WA  98101                      600 Grant Street
                                        Pittsburgh, PA  15219

                                        Attorney for MK Rail Corporation

                                        /s/ Adrian Wager-Zito
______________________________          ______________________________
John E. Grasberger                      Adrian Wager-Zito
Milberg, Weiss, Bershad, Hynes          Jones, Day, Reavis & Pogue
  & Lerach                              1450 G Street, N.W.
222 Kearny Street-10th Floor            Washington, DC  20005
San Francisco, CA  94108

                                        Attorney for Morrison Knudsen
                                          Corporation
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                                                                           14

/s/ Kevin Yourman                       /s/ Steven A. Brick
______________________________          ______________________________
Kevin Yourman                           Steven A. Brick
Weiss & Yourman                         Orrick, Herrington & Sutcliffe
10940 Wilshire Boulevard                Old Federal Reserve Bank Building
Los Angeles, CA 90024                   400 Sansome Street
                                        San Francisco, CA  94111

Co-Lead Counsel for Plaintiffs          Attorney for Underwriter
                                        Defendants

/s/ Kim W. West
_______________________________
Kim W. West
Arter & Hadden
700 South Flower Street
Suite 3000
Los Angeles, CA 70017

Attorney for The Fidelity &
  Casualty Company of New York

/s/ James A. Skarzynski
______________________________
James A. Skarzynski, Esq.
Peterson & Ross
200 East Randolph Drive
Suite 7300
Chicago, Illinois 60601-6969

Attorney for Great American
  Insurance Company

/s/ Michael L. Gassmann
______________________________
Michael L. Gassmann, Esq.
Kevin M. Gross, Esq.
Drinker, Biddle & Reath
901 Fifteenth Street, N.W.
Suite 900
Washington, D.C. 20005

Attorneys for Reliance Insurance
  Company

/s/ Cathy A. Simon
______________________________
Cathy A. Simon, Esq.
Ross, Dixon & Masback
601 Pennsylvania Ave., S.W.
Washington, D.C. 20004-2688

Attorney for Continental
  Casualty Company